Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

(the “Trust”)

Supplement dated June 16, 2026, to the Trust’s current Statements of Additional Information (each, the “SAI”), as supplemented to date

Effective immediately, the following changes are made to the SAI:

The heading “Interested Trustees” in the first table in the section of the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST” is supplemented as follows under “Interested Trustees”:

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]

Michal Levy 1979 [4,5]	Trustee	2026 – Present	President and Board Member of SunAmerica (2026-Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-Present); Head of VIA of Venerable (2023-Present); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023)	98	None

2. The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: SAST (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).

4. Ms. Levy is an Interested Trustees by virtue of her position as an officer of SunAmerica.

5. Effective June 4, 2026, Ms. Levy was appointed as an Interested Trustee to the Trust’s Board.

The subsection in the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST – Board and Committees – Interested Trustees” is supplemented as follows:

Michal Levy. Ms. Levy has served as a Trustee since 2026. Ms. Levy has a background in the financial services industry, senior management experience with a registered investment adviser and registered investment companies, and multiple years of service as an officer of other registered investment companies including those serving as investment options for Variable Contracts.

As of the date of this Supplement, Ms. Levy does not beneficially own any shares in the Trust or in any registered investment companies overseen by her within the Trust’s family of investment companies.

The subsection in the SAI entitled “PORTFOLIO MANAGERS - Compensation” is supplemented as follows:

SunAmerica. SunAmerica Portfolio Managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary and is generally based on the Portfolio Manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the organizational performance of Venerable and the individual’s performance including but not limited to the funds for which the Portfolio Manager has primary responsibility. In addition, SunAmerica may award long-term incentive compensation to an eligible Portfolio Manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ prospectuses

The subsection in the SAI entitled “DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES” is deleted in its entirety and replaced with the following:

The Trust maintains a Board-approved portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Portfolio.

Disclosure of a Portfolio’s portfolio holdings that is not publicly available may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Portfolios and the Adviser to shareholders. Disclosure is permissible only when a Portfolio has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement. Neither the Portfolios, the Adviser or a Subadviser, nor their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about a Portfolio’s portfolio holdings.

Public Disclosures of Portfolio Holdings Information

A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis, available at www.sec.gov. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively.

The Portfolios’ annual and semiannual reports are also available without charge on the Portfolios’ website: https://venerable.onlineprospectus.net/funds/sast_sst/

The Portfolios generally make publicly available on their website (https://venerable.onlineprospectus.net/funds/sast_sst /) portfolio holdings information as follows:

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All Portfolios: Each Portfolio’s complete portfolio holdings (a) as of each calendar quarter-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting. A Portfolio may also periodically disclose complete or partial portfolio holdings on the Portfolios’ public website as of a specified date.

●	Fund of Funds: Each Portfolio that operates as a fund of funds that invests in affiliated funds and exchange traded funds shall disclose its complete portfolio holdings on a daily basis.

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Money Market Funds: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, a money market fund shall disclose its complete portfolio holdings as of the last business day or subsequent calendar day of the preceding month.

Non-Public Disclosures of Portfolio Characteristics, Information related to Equity Investments in Companies with Sufficiently Large Market Capitalization, and Stale Information

Each Portfolio may disclose the following to third parties on a regular basis, as frequently as daily.

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“Portfolio characteristics” – aggregated, statistical-type information of a Portfolio or sleeve of a Portfolio that does not identify, directly or indirectly, specific portfolio holdings. Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by market capitalization range, asset class, factor, sector, industry, geography, types of bonds, bond maturities, bond coupons or bond credit quality ratings; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio or sleeve-level statistics such as yield, option-adjusted spread, maturity, duration, P/E ratio, equity delta, DV01 and median market capitalization; and (4) non-security specific attribution analyses, such as those based on sub-adviser, asset class, factor, sector, industry, geography or credit quality.

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“Information related to equity investments in companies with sufficiently large market capitalization” – the number of shares held by the Portfolios in the aggregate of a security represented in the S&P 100 and the 100 largest market capitalization securities represented in the MSCI EAFE Index (at each reconstitution), or any other index as approved by the Portfolio’s Chief Compliance Officer, as well as the percentage of the Portfolios’ aggregate net asset value represented by such securities, subject to a minimum three-day lag.

●	“Stale information” — portfolio securities and similar instruments owned by a Portfolio as of 90 or more calendar days prior to the dissemination of such information.

“Portfolio characteristics,” “information related to equity investments in companies with sufficiently large market capitalization,” and “stale information” may be disclosed at the request of insurance companies that use the Portfolios as an investment option for its Variable Contracts (the “Insurance Companies”) for use in managing their risk under certain guarantees provided under the variable contracts. This information shall be provided to an Insurance Company solely for the limited purpose of helping the Insurance Company in a hedging program it uses for its own account to help manage its risks under the guarantees on the Variable Contracts, and only if the Insurance Company enters into a written confidentiality agreement.

Non-Public Disclosures of Portfolio Holdings Information

Non-public information about a Portfolio’s portfolio holdings may be disclosed on a regular basis, as frequently as daily, to the Board and its counsel, and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Portfolio, where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, either by explicit agreement or by virtue of their respective duties to each Portfolio. Each Portfolio, the Adviser and any Subadviser may disclose any and all portfolio holdings information prior to public dissemination to the Portfolio’s primary service providers. Service providers include, but are not limited to, the Adviser, Subadvisers, accounting or administrative agents for the Adviser, legal counsel to the Trust, administrator, portfolio accounting provider, distributor, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, legal service providers and third parties that provide analytical, statistical, or consulting services, including, in each case, affiliates of a service provider providing services for legitimate business purposes to the service provider or to the Portfolios. Non-public information about a Portfolio’s portfolio holdings also may be disclosed to a transition management service provider, provided the transition management service provider has entered into a non-disclosure or confidentiality agreement.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, a written request seeking to disclose such information must be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal department are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason, except as noted above. Reports of persons to whom portfolio holdings information is disclosed prior to public dissemination are provided to the Board on a quarterly basis. These reports include any new disclosures authorized during the prior quarter, along with a description of the basis for such authorization.

Ongoing Arrangements. The following persons, entities, or categories of person are provided selective disclosure about a Portfolio’s portfolio holdings pursuant to ongoing arrangements:

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Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.

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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information for certain portfolios with foreign investments twice a year in order to perform PFIC Analysis. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio. State Street also performs certain portfolio monitoring of each Portfolio as well.

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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.

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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.

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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.

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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to `downstream’ systems for performance, risk, compliance, websites and client reporting.

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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.

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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations. MFS also provides portfolio holdings information to SmartStream TLM for its services as a systems vendor.

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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.

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MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the Liquidity Rule (Rule 22e-4). MSCI also provides analytical services for Wellington Management and MFS and receives portfolio holdings information on a daily basis.

●	Clearwater Analytics. Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio trades and holdings information on a daily basis.

●	Commcise. Commcise Provides consulting services to MFS and receives portfolio holdings information.

●	FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services and receives portfolio holdings information on a daily basis.

●	Accenture. Accenture performs certain operational functions on behalf of Wellington Management and T.Rowe Price and has access to portfolio holdings information on a daily basis.

●	AcadiaSoft, Inc. AcadiaSoft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

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Dynamo Software. Dynamo Software provides a technology platform to support private placement transactions, integrating the components of a private investment lifecycle into one system for Wellington Management.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.

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Institutional Shareholder Services (“ISS”). ISS, formerly RiskMetrics Group, downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality requirements. In addition, T. Rowe Price and MFS provide fund holdings on a daily basis to ISS in their capacity as proxy service.

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Corebridge Financial, Inc.(“Corebridge”). Corebridge, as a marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by Corebridge. Corebridge is provided with the information based on non-public holdings for each Portfolio on a daily basis.

●	TriOptima. TriOptima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

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The Bank of New York Mellon (“BNY Mellon”). BNY Mellon requires access to non-public information, including portfolio holdings information, on a daily basis of those Portfolios subadvised by T. Rowe Price in order to provide certain accounting services to the Portfolios.

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Brown Brothers Harriman & Co. (“BBH”). BBH performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis. Additionally, BBH Infomediary, a division of BBH, acts as a system and data transmission vendor for MFS.

●	Confluence Technologies Inc. Confluence Technologies Inc. provides regulatory monitoring for MFS and receives portfolio holdings information on an ongoing basis.

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Accuity Knowledge Partners (formerly Moody’s Analytics Knowledge Service). Accuity Knowledge Partners performs certain investment guideline monitoring and coding activities on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.

●	Glass, Lewis & Co. (“Glass Lewis”). Glass Lewis provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

●	OMGEO, LLC (“OMGEO”). OMGEO is a software vendor utilized by MFS, they receive portfolio holdings information on an ongoing basis.

●	Markit WSO Corporation (“Markit”). Markit performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

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Virtu ITG LLC (“Virtu”). Virtu provides an analytical tool utilized by MFS and receives portfolio holdings information on a regular basis. Virtu is also one of Invesco’s Transaction Cost Analysis (“TCA”) provider for equity transactions.

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BestX. BestX is one of two Invesco FX TCA providers. Global EMS transaction data is sent multiple times throughout the day via a secure FTP connection to BestX for benchmark processing. BestX enhances the data with market data associated with the transaction data for performance analysis. BestX provides a secure portal for running performance analysis on the data.

●	Adroit Trading Technologies, Inc. (“Adriot”) MFS may provide Adroit with ongoing portfolio holdings information for use in its execution management system.

●	Bloomberg L.P. (“Bloomberg”). MFS provides Bloomberg with ongoing portfolio holdings for its analytical tools.

●	Broadridge Securities Processing Solutions, LLC (“Broadridge”). MFS provides Broadridge with ongoing portfolio holdings for its services as agency TBA and mortgage pool vendor.

●	OMGEO, LLC is provided ongoing portfolio holdings information by MFS for its software vendor services.

●	S&P Global Market Intelligence Inc. is provided with ongoing portfolio holdings information by MFS for use of its analytical tools.

Administration of the Portfolio Holdings Disclosure Policies

The CCO is responsible for approving the release of non-public information about a Portfolio’s portfolio holdings and monitoring compliance with the Portfolios’ portfolio holdings disclosure policies. Every violation of the portfolio holdings disclosure policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Portfolios’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the applicable Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP3 (6/26)